As filed with the Securities and Exchange
Commission on February 28, 2012
1933 Act File No. 033-04559
1940 Act File No. 811-04630

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
PRE-EFFECTIVE AMENDMENT NO. ☐
POST-EFFECTIVE AMENDMENT NO. 60
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
AMENDMENT NO. 61
(CHECK APPROPRIATE BOX OR BOXES)
JOHN HANCOCK INVESTMENT TRUST III
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
(617) 663-2999
THOMAS M. KINZLER, ESQ.
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)
COPIES OF COMMUNICATIONS TO:
MARK P. GOSHKO, ESQ.
K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on March 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock
Greater China Opportunities Fund

PROSPECTUS 3–1–12

Class A: JCOAX          Class B: JCOBX          Class C: JCOCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

An International Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Greater China Opportunities Fund

5	Investment strategies

5	Risks of investing

6	Who’s who

9	Financial highlights

11	Choosing a share class

12	How sales charges are calculated

12	Sales charge reductions and waivers

14	Opening an account

15	Buying shares

16	Selling shares

18	Transaction policies

20	Dividends and account policies

21	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Greater China Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages of the prospectus under “Sales charge reductions and waivers” or pages of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A		Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00		None	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more	)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	1.00	1.00	1.00

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses	0.37	0.46	0.45

Total annual fund operating expenses	1.67	2.46	2.45

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	661	661	749	249	348	248

3 Years	1,000	1,000	1,067	767	764	764

5 Years	1,362	1,362	1,511	1,311	1,306	1,306

10 Years	2,377	2,377	2,601	2,601	2,786	2,786

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

Greater China Opportunities Fund – Fund summary

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The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape and assessment of industry position and trends.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Greater China risk Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. In particular, investment in Taiwan could be adversely affected by its relationship with China, and Hong Kong and Chinese markets could be hurt significantly by adverse government actions. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling Signature Services at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Greater China Opportunities Fund – Fund summary

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Calendar year total returns — Class A (%)

Year-to-date total return The fund’s total return for the year ended December 31, 2011 was -22.91%.

Best quarter: Q3 ’07, 28.88%

Worst quarter: Q3 ’11, -26.57%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-11			6-09-05

Class A before tax	−26.76	−2.02	8.48

After tax on distributions	−26.59	−2.41	7.99

After tax on distributions, with sale	−16.98	−1.75	7.29

Class B before tax	−27.29	−2.10	8.55

Class C before tax	−24.25	−1.76	8.53

MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends)	−18.36	1.60	7.84

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Portfolio management

Ronald CC Chan, CFA Senior managing director, head of equities, Asia Joined fund team in 2011	Kai Kong Chay, CFA Managing director, senior portfolio manager Joined fund team in 2011	Terrace Pak Hing Chum, MBA, CFA, CAIA Managing director, senior portfolio manager Joined fund team in 2008

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, Class B and Class C shares of the fund is $2,500, except for Coverdell ESAs, which is $2,000, and for group investments, which is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Greater China Opportunities Fund – Fund summary

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 Fund details

Investment strategies

The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging markets risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and

Greater China Opportunities Fund – Fund details

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limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Greater China risk. Although they are larger and/or more established than many emerging markets, the markets of Greater China function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are “diversified.”

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

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Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The adviser offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of December 31, 2011, the adviser had total assets under management of approximately $20.3 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $1 billion	1.000%

Next $1 billion	0.950%

Excess over $2 billion	0.900%

During the most recent fiscal year, the fund paid the investment adviser a management fee equal to 0.99% of the average daily net asset value of the fund after waivers.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2011 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadviser

Handles the fund’s day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of December 31, 2011 John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had $95.9 billion in assets under management and acts as overall manager and adviser on a total of $74.0 billion of asset allocation funds.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Ronald CC Chan, CFA

•	Senior managing director, head of equities, Asia

•	Joined fund team in 2011

•	Chief investment officer, Pacific Eagle Asset Management Limited, Hong Kong (2010-2011)
Chief investment officer, Asian equities, Reliance Asset Management (Singapore) Limited (2009-2010)
Head of Asian equity, German Chinese Investments Services, Hong Kong (February-July 2009)
Chief investment officer, Asian equities, Fortis Investment Management, Shanghai and Hong Kong (2004-2008)

Kai Kong Chay, CFA

•	Managing director, senior portfolio manager

•	Joined fund team in 2011

•	Portfolio manager, greater China equities, Reliance Asset Management (2009-2010) Investment director, Standard Life Investments (Asia) (2006-2009)

•	Began business career in 1997

Terrace Pak Hing Chum, MBA, CFA, CAIA

•	Managing director, senior portfolio manager

•	Joined fund team in 2008

•	Portfolio manager at HT Capital Management Ltd. (2007-2008) Portfolio manager at The Pacific Group Hong Kong (2006-2007)

•	Began business career in 1995

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

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Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period.

The financial statements of the fund as of October 31, 2011 have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Greater China Opportunities Fund Class A Shares
Per share operating performance Period ended	10-31-11	10-31-10		10-31-09		10-31-08	10-31-07

Net asset value, beginning of year	$20.24	$17.33		$11.61		$32.54	$15.78

Net investment income[1]	0.14	0.08		0.12		0.04	0.07

Net realized and unrealized gain (loss) on investments	(3.41)	2.94		5.63		(19.08)	17.14

Total from investment operations	(3.27)	3.02		5.75		(19.04)	17.21

Less distributions

From net investment income	(0.07)	(0.11)		(0.03)		(0.06)	(0.08)

From net realized gain	—	—		—		(1.83)	(0.37)

Total distributions	(0.07)	(0.11)		(0.03)		(1.89)	(0.45)

Net asset value, end of year	$16.90	$20.24		$17.33		$11.61	$32.54

Total return[2] (%)	(16.24)	17.46	[3]	49.62	[3]	(61.75)[3]	111.87

Ratios and supplemental data

Net assets, end of year (in millions)	$53	$80		$90		$69	$283

Ratios (as a percentage of average net assets):

Expenses before reductions	1.67	1.73		1.95		1.77	1.68

Expenses net of fee waivers	1.67	1.70		1.95		1.77	1.68

Expenses net of fee waivers and credits	1.67	1.70		1.92		1.77	1.68

Net investment income	0.67	0.45		0.86		0.21	0.34

Portfolio turnover (%)	145	71		105		98	85

Greater China Opportunities Fund Class B Shares
Per share operating performance Period ended	10-31-11	10-31-10		10-31-09		10-31-08	10-31-07

Net asset value, beginning of year	$19.76	$16.95		$11.41		$32.16	$15.63

Net investment income (loss)[1]	(0.02)	(0.06)		0.01		(0.09)	(0.07)

Net realized and unrealized gain (loss) on investments	(3.32)	2.87		5.53		(18.83)	16.98

Total from investment operations	(3.34)	2.81		5.54		(18.92)	16.91

Less distributions

From net investment income	—	—	[4]	—		—	(0.01)

From net realized gain	—	—		—		(1.83)	(0.37)

Total distributions	—	—	[4]	—		(1.83)	(0.38)

Net asset value, end of year	$16.42	$19.76		$16.95		$11.41	$32.16

Total return[2] (%)	(16.90)	16.58	[3]	48.55	[3]	(62.02)[3]	110.50

Ratios and supplemental data

Net assets, end of year (in millions)	$11	$17		$19		$15	$55

Ratios (as a percentage of average net assets):

Expenses before reductions	2.46	2.49		2.70		2.49	2.38

Expenses net of fee waivers	2.46	2.45		2.70		2.49	2.38

Expenses net of fee waivers and credits	2.46	2.45		2.67		2.49	2.38

Net investment income (loss)	(0.11)	(0.31)		0.11		(0.43)	(0.32)

Portfolio turnover (%)	145	71		105		98	85

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Financial highlights, continued

Greater China Opportunities Fund Class C Shares

Per share operating performance Period ended	10-31-11	10-31-10		10-31-09		10-31-08	10-31-07

Net asset value, beginning of year	$19.75	$16.94		$11.40		$32.16	$15.63

Net investment income (loss)[1]	(0.02)	(0.05)		0.01		(0.09)	(0.05)

Net realized and unrealized gain (loss) on investments	(3.32)	2.86		5.53		(18.84)	16.96

Total from investment operations	(3.34)	2.81		5.54		(18.93)	16.91

Less distributions

From net investment income	—	—	[4]	—		—	(0.01)

From net realized gain	—	—		—		(1.83)	(0.37)

Total distributions	—	—	[4]	—		(1.83)	(0.38)

Net asset value, end of year	$16.41	$19.75		$16.94		$11.40	$32.16

Total return[2] (%)	(16.91)	16.59	[3]	48.60	[3]	(62.06)[3]	110.51

Ratios and supplemental data

Net assets, end of year (in millions)	$12	$18		$20		$16	$59

Ratios (as a percentage of average net assets):

Expenses before reductions	2.45	2.48		2.71		2.49	2.38

Expenses net of fee waivers	2.45	2.44		2.71		2.49	2.38

Expenses net of fee waivers and credits	2.45	2.44		2.68		2.49	2.38

Net investment income (loss)	(0.12)	(0.26)		0.10		(0.43)	(0.25)

Portfolio turnover (%)	145	71		105		98	85

1	Based on the average daily shares outstanding.

2	Does not reflect the effect of sales charges, if any.

3	Total returns would have been lower had certain expenses not been reduced during the periods shown.

4	Less than ($0.005) per share.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s Rule 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5 or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA through John Hancock’s Retirement Income and Rollover Solutions (RIRS) Group, including subsequent investments into such IRAs

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA through the John Hancock RIRS Group, including subsequent investments into such IRAs

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

•	former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and subsequent investments into such IRAs

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To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, Class B and Class C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000 (or such other maximum contribution requirement set forth in the Internal Revenue Code)

•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service. • Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

Greater China Opportunities Fund – Your account

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Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the foreign market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Provided the fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform

Greater China Opportunities Fund – Your account

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program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares and/or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are

Greater China Opportunities Fund – Your account

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contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares and pays dividend income at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the fund’s fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and

Greater China Opportunities Fund – Your account

20

result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offer a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts; does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-202-551-8090.

© 2012 JOHN HANCOCK FUNDS, LLC 080PN 3-1-12 SEC file number: 811-04630

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Greater China Opportunities Fund

Class I:	JCOIX

Prospectus
3–1–12

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

An International Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Greater China Opportunities Fund

5	Investment strategies

5	Risks of investing

6	Who’s who

9	Financial highlights

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Greater China Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I

Management fee	1.00

Other expenses[1]	1.05

Total annual fund operating expenses	2.05

Contractual expense reimbursement[2]	−0.74

Total annual fund operating expenses after expense reimbursements	1.31

1	“Other expenses” do not reflect the expenses incurred during the most recent fiscal year, as they have been restated to reflect current transfer agency and service fees.
2	The adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.31% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on February 28, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	134

3 Years	572

5 Years	1,037

10 Years	2,323

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

Greater China Opportunities Fund – Fund summary

2

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape and assessment of industry position and trends.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Greater China risk Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. In particular, investment in Taiwan could be adversely affected by its relationship with China, and Hong Kong and Chinese markets could be hurt significantly by adverse government actions. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Greater China Opportunities Fund – Fund summary

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Calendar year total returns — Class I (%)

Year-to-date total return The fund’s total return for the year ended December 31, 2011 was -22.78%.

Best quarter: Q3 ’07, 29.08%

Worst quarter: Q3 ’11, -26.52%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-11			6-09-05

Class I before tax	−22.78	−0.97	9.50

After tax on distributions	−22.61	−1.40	8.94

After tax on distributions, with sale	−14.35	−0.87	8.18

MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends)	−18.36	1.60	7.84

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Portfolio management

Ronald CC Chan, CFA Senior managing director, head of equities, Asia Joined fund team in 2011	Kai Kong Chay, CFA Managing director, senior portfolio manager Joined fund team in 2011	Terrace Pak Hing Chum, MBA, CFA, CAIA Managing director, senior portfolio manager Joined fund team in 2008

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Investment strategies

The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging markets risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and

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limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Greater China risk. Although they are larger and/or more established than many emerging markets, the markets of Greater China function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are “diversified.”

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

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Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The adviser offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of December 31, 2011, the adviser had total assets under management of approximately $20.3 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $1 billion	1.000%

Next $1 billion	0.950%

Excess over $2 billion	0.900%

During the most recent fiscal year, the fund paid the investment adviser a management fee equal to 0.99% of the average daily net asset value of the fund after waivers.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2011 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadviser

Handles the fund’s day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of December 31, 2011 John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had $95.9 billion in assets under management and acts as overall manager and adviser on a total of $74.0 billion of asset allocation funds.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Ronald CC Chan, CFA

•	Senior managing director, head of equities, Asia

•	Joined fund team in 2011

•	Chief investment officer, Pacific Eagle Asset Management Limited, Hong Kong (2010-2011)
Chief investment officer, Asian equities, Reliance Asset Management (Singapore) Limited (2009-2010)
Head of Asian equity, German Chinese Investments Services, Hong Kong (February-July 2009)
Chief investment officer, Asian equities, Fortis Investment Management, Shanghai and Hong Kong (2004-2008)

Kai Kong Chay, CFA

•	Managing director, senior portfolio manager

•	Joined fund team in 2011

•	Portfolio manager, greater China equities, Reliance Asset Management (2009-2010) Investment director, Standard Life Investments (Asia) (2006-2009)

•	Began business career in 1997

Terrace Pak Hing Chum, MBA, CFA, CAIA

•	Managing director, senior portfolio manager

•	Joined fund team in 2008

•	Portfolio manager at HT Capital Management Ltd. (2007-2008) Portfolio manager at The Pacific Group Hong Kong (2006-2007)

•	Began business career in 1995

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

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Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each period.

The financial statements of the fund as of October 31, 2011 have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Greater China Opportunities Fund Class I Shares
Per share operating performance Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Net asset value, beginning of year	$20.14	$17.24	$11.57	$32.69	$15.82

Net investment income[1]	0.18	0.01	0.18	0.04	0.09

Net realized and unrealized gain (loss) on investments	(3.41)	3.02	5.53	(19.14)	17.28

Total from investment operations	(3.23)	3.03	5.71	(19.10)	17.37

Less distributions

From net investment income	(0.09)	(0.13)	(0.04)	(0.19)	(0.13)

From net realized gain	—	—	—	(1.83)	(0.37)

Total distributions	(0.09)	(0.13)	(0.04)	(2.02)	(0.50)

Net asset value, end of year	$16.82	$20.14	$17.24	$11.57	$32.69

Total return (%)	(16.12)[2]	17.61 [2]	49.49 [2]	(61.89)[2]	112.93

Ratios and supplemental data

Net assets, end of year (in millions)	$2	$3	$5	$1	$6

Ratios (as a percentage of average net assets):

Expenses before reductions	2.02	1.83	1.81	1.64	1.22

Expenses net of fee waivers	1.53	1.57	1.65	1.64	1.22

Expenses net of fee waivers and credits	1.53	1.57	1.65	1.64	1.22

Net investment income	0.87	0.08	1.25	0.19	0.44

Portfolio turnover (%)	145	71	105	98	85

1	Based on the average daily shares outstanding.

2	Total returns would have been lower had certain expenses not been reduced during the periods shown.

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

•	Class I shares are only available to clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with John Hancock Funds to offer Class I shares through a no-load program or investment platform.

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Any entity that is considered a corporation for tax purposes

•	Investment companies, both affiliated and not affiliated with the adviser

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for account balance, fund inquiry and transaction processing on some account types.

• You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for account balance, fund inquiry and transaction processing on some account types.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts.

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for account balance, general fund inquiry and transaction processing on some account types.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion Signature Guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for account balance, general fund inquiry and transaction processing on some account types.

• You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

Greater China Opportunities Fund – Your account

12

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

Greater China Opportunities Fund – Your account

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Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the foreign market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Provided the fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same

Greater China Opportunities Fund – Your account

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fund to Class I shares of that fund. Conversion of Class A shares and/or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund

Greater China Opportunities Fund – Your account

15

cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares and pays dividend income at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the fund’s fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange,

Greater China Opportunities Fund – Your account

16

you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-202-551-8090.

© 2012 JOHN HANCOCK FUNDS, LLC 08IPN 3-1-12 SEC file number: 811-04630

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Greater China Opportunities Fund

Class NAV:	JGCNX

Prospectus
3–1–12

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

An International Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Greater China Opportunities Fund

5	Investment strategies

5	Risks of investing

6	Who’s who

9	Financial highlights

10	Who can buy shares

10	Class cost structure

10	Opening an account

10	Transaction policies

12	Dividends and account policies

13	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Greater China Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class NAV

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class NAV

Management fee	1.00

Other expenses	0.14

Total annual fund operating expenses	1.14

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class NAV

1 Year	116

3 Years	362

5 Years	628

10 Years	1,386

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape and assessment of industry position and trends.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

Greater China Opportunities Fund – Fund summary

2

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Greater China risk Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. In particular, investment in Taiwan could be adversely affected by its relationship with China, and Hong Kong and Chinese markets could be hurt significantly by adverse government actions. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling Signature Services at 1-800-344-1029 between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

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Calendar year total returns — Class NAV (%)

Year-to-date total return The fund’s total return for the year ended December 31, 2011 was -22.46%.

Best quarter: Q3 ’07, 29.11%

Worst quarter: Q3 ’11, -26.45%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-11			12-28-06

Class NAV before tax	−22.46	−0.39	−0.18

After tax on distributions	−22.59	−1.07	−0.86

After tax on distributions, with sale	−14.32	−0.57	−0.40

MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends)	−18.36	1.60	1.92

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Portfolio management

Ronald CC Chan, CFA Senior managing director, head of equities, Asia Joined fund team in 2011	Kai Kong Chay, CFA Managing director, senior portfolio manager Joined fund team in 2011	Terrace Pak Hing Chum, MBA, CFA, CAIA Managing director, senior portfolio manager Joined fund team in 2008

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class NAV shares of the fund.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Investment strategies

The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest more than 5% of its assets in securities of individual companies.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company’s first offering of stock to the public.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging markets risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and

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limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Greater China risk. Although they are larger and/or more established than many emerging markets, the markets of Greater China function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are “diversified.”

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

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Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The adviser offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of December 31, 2011, the adviser had total assets under management of approximately $20.3 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $1 billion	1.000%

Next $1 billion	0.950%

Excess over $2 billion	0.900%

During the most recent fiscal year, the fund paid the investment adviser a management fee equal to 0.99% of the average daily net asset value of the fund after waivers.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2011 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadviser

Handles the fund’s day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of December 31, 2011 John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had $95.9 billion in assets under management and acts as overall manager and adviser on a total of $74.0 billion of asset allocation funds.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Ronald CC Chan, CFA

•	Senior managing director, head of equities, Asia

•	Joined fund team in 2011

•	Chief investment officer, Pacific Eagle Asset Management Limited, Hong Kong (2010-2011)
Chief investment officer, Asian equities, Reliance Asset Management (Singapore) Limited (2009-2010)
Head of Asian equity, German Chinese Investments Services, Hong Kong (February-July 2009)
Chief investment officer, Asian equities, Fortis Investment Management, Shanghai and Hong Kong (2004-2008)

Kai Kong Chay, CFA

•	Managing director, senior portfolio manager

•	Joined fund team in 2011

•	Portfolio manager, greater China equities, Reliance Asset Management (2009-2010) Investment director, Standard Life Investments (Asia) (2006-2009)

•	Began business career in 1997

Terrace Pak Hing Chum, MBA, CFA, CAIA

•	Managing director, senior portfolio manager

•	Joined fund team in 2008

•	Portfolio manager at HT Capital Management Ltd. (2007-2008) Portfolio manager at The Pacific Group Hong Kong (2006-2007)

•	Began business career in 1995

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

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Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

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Financial highlights

This table details the financial performance of Class NAV shares, including total return information showing how much an investment in the fund has increased or decreased each period.

The financial statements of the fund as of October 31, 2011 have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Greater China Opportunities Fund Class NAV Shares
Per share operating performance Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07[1]

Net asset value, beginning of year	$20.42	$17.47	$11.66	$32.72	$18.15

Net investment income[2]	0.26	0.20	0.24	0.24	0.35

Net realized and unrealized gain (loss) on investments	(3.47)	2.96	5.65	(19.20)	14.22

Total from investment operations	(3.21)	3.16	5.89	(18.96)	14.57

Less distributions

From net investment income	(0.14)	(0.21)	(0.08)	(0.27)	—

From net realized gain	—	—	—	(1.83)	—

Total distributions	(0.14)	(0.21)	(0.08)	(2.10)	—

Net asset value, end of year	$17.07	$20.42	$17.47	$11.66	$32.72

Total return (%)	(15.82)	18.17	50.84 [3]	(61.51)[3]	80.28	[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$1	$1	— [5]	$1

Ratios (as a percentage of average net assets):

Expenses before reductions	1.14	1.11	1.12	1.17	1.12	[6]

Expenses net of fee waivers	1.14	1.11	1.12	1.17	1.12	[6]

Expenses net of fee waivers and credits	1.14	1.11	1.12	1.17	1.12	[6]

Net investment income	1.30	1.08	1.63	1.16	1.56	[6]

Portfolio turnover (%)	145	71	105	98	85

1	The inception date for Class NAV shares is 12-28-06.

2	Based on the average daily shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the periods shown.

4	Not annualized.

5	Less than $500,000.

6	Annualized.

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 Your account

Who can buy shares

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

Class cost structure

•	No sales charges

•	No distribution and service (Rule 12b-1) fees

Other share classes of the fund, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Class NAV shares do not pay sales commissions or Rule 12b-1 fees. However, certain financial intermediaries (firms) may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Permitted entities generally may open an account and purchase Class NAV shares by contacting any broker-dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the foreign market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

Greater China Opportunities Fund – Your account

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•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. The fund also reserves the right to redeem in kind.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests

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made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31 by your plan’s recordkeeper.

Dividends

The fund generally declares and pays dividend income at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the fund’s fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

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Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Funds 601 Congress Street Boston, MA 02210-2805

By phone: 1-800-344-1029

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-202-551-8090.

© 2012 JOHN HANCOCK FUNDS, LLC 08NPN 3-1-12 SEC file number: 811-04630

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

JOHN HANCOCK INVESTMENT TRUST III
John Hancock Greater China Opportunities Fund

Class:	Ticker:
A	JCOAX
B	JCOBX
C	JCOCX
I	JCOIX
NAV	JGCNX
Statement of Additional Information
March 1, 2012
This Statement of Additional Information (“SAI”) provides information about John Hancock Greater China Opportunities Fund (the “Fund”) in addition to the information that is contained in the Fund’s current prospectuses for Class A, Class B and Class C shares; Class I shares; and Class NAV shares (collectively, the “Prospectuses”). The Fund is a series of John Hancock Investment Trust III (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the Fund’s most recent Annual Report. A copy of the Fund’s Prospectus or Annual Report can be obtained free of charge by writing or telephoning:
John Hancock Signature Services, Inc.
P. O. Box 55913
Boston, MA 02205-5913
1-800-225-5291

ORGANIZATION OF THE FUND
The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts. The Fund commenced operations June 8, 2005.
John Hancock Advisers, LLC (the “Adviser”) is the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
Manulife Financial is a leading Canada-based financial services group with principle operations in Asia, Canada and the United States. In 2012, we celebrate 125 years of providing clients strong, reliable, trustworthy and forward-thinking solutions for their most significant financial decisions. Our international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. We also provide asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$500 billion (US$491 billion) as at December 31, 2011. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.
Manulife Financial Corporation trades as “MFC” on the TSX, NYSE and PSE, and under “945” on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.
The subadviser to the Fund is John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)” or the “Subadviser”), formerly, MFC Global Investment Management (U.S.A.) Limited. The Subadviser is a subsidiary of John Hancock Life Insurance Company (U.S.A.) a subsidiary of Manulife Financial Corporation. The Subadviser is responsible for providing investment advice to the Fund subject to the review of the Trust’s Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.
The Adviser serves as investment adviser to the Fund and is responsible for the supervision of the Subadviser’s services to the Fund.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of the Fund’s investment and policies risks discussed in the Prospectuses. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.
Non-Diversification. The Fund has elected “non-diversified” status under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s ability to invest heavily in securities of individual issuers may increase the volatility of the Fund’s investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
Risks of the Greater China Region. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries may also be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market. (See “Risks of Foreign Securities” below.)
Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.
Preferred stock. The Fund may invest in preferred stock. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.
Convertible securities. The Fund may invest in convertible securities, which may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.
Investment Companies. To the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.
Equity-Linked Securities. The Fund may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. The Fund’s investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.
Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody’s Investors Services (“Moody’s”) or BBB or better by Standard & Poor’s Rating Group (“S&P”) of Fitch Investors Service (“Fitch”), or if unrated, determined to be of comparable quality by the Subadviser (“investment grade debt securities”). Debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and obligations supported by the credit of the instrumentality, such as those issued by the Federal National Mortgage Association Bonds (“Fannie Mae”). No assurance can be given that the U.S. Government will provide financial support to such federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.
Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadviser to be of comparable quality.

Ratings as Investment Criteria. In general, the ratings of Moody’s, S&P and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s, S&P and Fitch and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Subadviser will consider the event in its determination of whether the Fund should continue to hold the securities.
Initial Public Offerings (“IPOs”). The Fund may invest in IPOs. IPO investments may be more volatile than other types of investments and the Fund’s investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security is purchased in an IPO appreciates in value, and the asset base of the Fund.
Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts, convertible preferred stocks, preferred securities and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.
An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.
Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The dividends, in some cases capital gains and interest payable on certain of the Fund’s foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, may also impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Fund.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.
The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Subadviser. The Fund will not engage in speculative forward foreign currency exchange transactions.
If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. The segregated assets will be valued at market daily and if the value of the segregated assets in the separate account declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Fund’s commitment with respect to such contracts.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. Under procedures established by the Board, the Subadviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.
The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.
Reverse Repurchase Agreements and Other Borrowings. The Fund may enter into reverse repurchase agreements, that involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund also will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.
The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. Under procedures established by the Board, the Subadviser will monitor the creditworthiness of the banks involved.
Restricted and Illiquid Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) (“restricted securities”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Board has adopted procedures and delegated to the Adviser oversight of the Subadviser’s compliance with the daily function of determining the monitoring and liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund normally would purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund also may sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund also may enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Adviser’s Complex Securities Committee.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund also may enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the Fund, as described above, the Fund also may purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.
Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that the Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the Fund’s net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. Therefore, in the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was enacted in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.
Securities Lending. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollars and foreign currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights.. Cash collateral may be invested by the Fund in a privately offered registered investment company advised by the John Hancock Asset Management a division of Manulife Asset Management (US), LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities unless it recalls the loaned securities.
The Fund has entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs generally will bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.
Rights and Warrants. The Fund may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s fundamental investment restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund’s assets as compared with investing the same amount in the underlying stock.
Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund’s portfolio turnover rate is set forth in the table under the caption “Financial Highlights” in the Prospectuses.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Gaming-Tribal Authority Investments. The Fund may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of the Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.
Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as the Fund), could be precluded from judicially enforcing their rights and remedies.
Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Fund.
Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restriction on borrowing applicable to the Fund. While such other funds may lend money to the Fund and other funds under this program, the Fund is subject to a fundamental investment restriction that prohibits the Fund from lending under the program. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund’s outstanding voting securities that, as used in the Prospectuses and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.
The Fund may not:
(1)	Issue senior securities, except as permitted by the Fund’s fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees’ fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policies are not deemed to be senior securities.

(2)	Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3)	Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(4)	Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities.

(5)	Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6)	Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.
Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The Fund may not:
(1)	Invest in the securities of an issuer for the purpose of exercising control or management.

(2)	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(3)	Invest more than 15% of its net assets in securities which are illiquid.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for the Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Fund for the fiscal years ended October 31, 2010 and October 31, 2011 were 71% and 145%, respectively.
Investment Policy that May be Changed Only on 60 Days’ Notice to Shareholders. In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for the Fund is subject to change only upon 60 days’ prior notice to shareholders; refer to the Prospectuses for the Fund’s “Investment strategies.”

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Fund and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of the Fund’s Subadviser, principal underwriter or affiliated persons of the Adviser, Subadviser or principal underwriter. The Trust’s general policy with respect to the release of the Fund’s portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of the Fund, and to all third party service providers and rating agencies.
Portfolio holdings information for the Fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. The Fund’s material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution and pricing of holdings. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
As of the date of this SAI, the entities receiving information described in the preceding paragraph are: Advent Software (third party reconciliation); BBH (third party reconciliation); BNY Mellon (middle office functions); BNP Paribas (holdings/activity, daily); Broadridge Financial Solutions, Inc. (proxy votes, daily); Capital Institutional Services, Inc. (rebalancing strategy); Electra Information Systems (third party reconciliation); Elkins McSherry LLC (BoNY) (commission tracking); EVARE (holdings, daily and month end); FactSet (holdings, daily); Fidelity (holdings, monthly); GainsKeeper (wash sale & REIT adjustment monitoring); Goldman Sachs Agency Lending (holdings/pricing, daily); ITG Solutions Network, Inc. (trade execution analysis); Institutional Shareholder Services, Inc. (proxy voting); Mellon Bank NA (outsourcing back office operations); NASDQ (NAVs, daily); PricewaterhouseCoopers LLP (holdings, various audit cycles); Proxy Edge (ADP) (proxy voting); RiskMetrics Group (proxy voting); SEI (OMS platform, middle and back office functions); Star Compliance (monitoring), Swift (holdings, daily), State Street Bank and Trust Company (custody, pricing, daily); Thompson Financial (Baseline) (portfolio pricing); and Vestek (holdings, 30 day delay).
The CCO is required to pre-approve the disclosure of nonpublic information regarding the Fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of the Fund’s nonpublic information to affiliated persons.
The CCO shall report to the Board whenever additional disclosures of the Fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of the Fund’s nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of the Fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the Fund, the Adviser, the Subadviser or an affiliate as consideration for disclosing the Fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
Registered investment companies and separate accounts that are advised or subadvised by the Fund’s Subadviser may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Fund. Neither such registered investment companies and separate accounts nor the Fund’s Subadviser are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The Fund’s Subadviser may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.
In addition, the Adviser or the Fund’s Subadviser may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of the Fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Fund Subadviser that is not affiliated with the Adviser and a wrap account sponsor. Finally, the Adviser or the Fund’s Subadviser may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.
The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of the Fund’s nonpublic portfolio holdings information.
THOSE RESPONSIBLE FOR MANAGEMENT
The business of the Fund is managed by the Trustees of the Trust, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Trust (the “Independent Trustees”), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers and Directors of the Fund’s principal distributor, John Hancock Funds, LLC (the “Distributor”). The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210. Each Trustee serves in a similar capacity for other John Hancock funds. The address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210. Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Hugh McHaffie was appointed to the Board on August 31, 2010 and each other current Trustee was most recently elected to the Board by the Trust’s shareholders on April 16, 2009.

Interested Trustees

			Number of
			Funds in
			John
			Hancock
			Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust	Directorships During the Past 5 Years	Trustee
Hugh McHaffie(1) (1959)	Trustee (since 2010)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010) Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010	46

John G. Vrysen(1) (1955)	Trustee (since 2009)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds(2) (since 2009).	46

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies (including the Trust), as well as ten closed-end funds.
Independent Trustees

			Number of
			Funds in John
			Hancock
			Fund
			Complex
Name	Position(s)	Principal Occupation(s) and Other	Overseen by
(Birth Year)	with the Trust	Directorships During the Past 5 Years	Trustee
James F. Carlin (1940)	Trustee (since 2005)	Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin CIMCO, LLC (management/investments) (since 1987).	46

Independent Trustees

			Number of
			Funds in John
			Hancock
			Fund
			Complex
Name	Position(s)	Principal Occupation(s) and Other	Overseen by
(Birth Year)	with the Trust	Directorships During the Past 5 Years	Trustee
William H. Cunningham (1944)	Trustee (since 2006)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).	46

Deborah C. Jackson (1952)	Trustee (since 2008)	President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-May 2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).	46

Stanley Martin (1946)	Trustee (since 2008)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006); Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000); Partner, KPMG LLP (1971–1998).	46

Independent Trustees

			Number of
			Funds in John
			Hancock
			Fund
			Complex
Name	Position(s)	Principal Occupation(s) and Other	Overseen by
(Birth Year)	with the Trust	Directorships During the Past 5 Years	Trustee
Patti McGill Peterson (1943)	Trustee (since 1994)	Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairman of the Board of the Trust (during 2009 and 2010);Principal, PMP Globalinc (consulting) (2007-2011); Senior Associate, Institute for Higher Education Policy (2007-2011); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	46

John A. Moore (1939)	Trustee (since 1994)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	46

Steven R. Pruchansky (1944)	Trustee (since 2005) Chairman (since 2011)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	46

Gregory A. Russo (1949)	Trustee (since 2009)	Member, Audit Committee and Finance Committee of NCH Healthcare System, Inc. (since 2011); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002—2006); Vice Chairman, Industrial Markets, KPMG (1998—2002).	46

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.
Principal Officers who are not Trustees

	Position(s)
	with the	Officer
Name, (Year of Birth)	Trust	since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2005	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2009	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007) and Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006.

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005–2008).

Principal Officers who are not Trustees

	Position(s)
	with the	Officer
Name, (Year of Birth)	Trust	since	Principal Occupation(s) During Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007).

Salvatore Schiavone (1965)	Treasurer	2010	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).
Additional Information About the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
     James F. Carlin — As a senior officer of a scientific testing laboratory, insurance companies and management companies, Mr. Carlin has experience in the management of operating and finance companies. He also has experience as a board member of other entities.
     William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham has expertise in corporate governance as a Professor of business ethics. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

     Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.
     Stanley Martin — As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.
     Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
     Patti McGill Peterson — Ms. McGill Peterson has planning and management advisory experience as principal of a consulting firm. She also has management and operational oversight experience as a former college and university president. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank and an insurance company, and nonprofit entities.
     John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization.
     Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.
     Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.
     John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees; Board Meetings and Board Committees
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met eight times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever she deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairman to serve in the absence of the Chairman, who also serves as Chairman of the Board’s

Nominating, Governance and Administration Committee. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, MFC (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; the Investment Performance Committee B; and the Contracts/Operations Committee.
The current membership of each committee is set forth below. As Chairman of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance and	Investment	Contracts/
Audit	Compliance	Administration	Performance B	Operations
Mr. Carlin	Mr. Cunningham	All Independent	Mr. Carlin	All Independent
Mr. Martin	Ms. Jackson	Trustees	Mr. Cunningham	Trustees
Ms. McGill Peterson	Mr. Russo		Mr. Martin
Dr. Moore			Mr. McHaffie Dr. Moore
Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Martin serves as Chairman of this Committee. The Audit Committee held six meetings during the last fiscal year.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and

compliance with the Trust’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the last fiscal year.
Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Trust are nominated and selected by the Board. Mr. Pruchansky serves as Chairman of this Committee. This Committee held four meetings during the last fiscal year.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.
Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Trust’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.
Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a Fund.
Investment Performance Committee B. This Committee monitors and analyzes the performance of a Fund generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Cunningham serves as Chairman of Investment Performance Committee B. This Committee held four meetings during the last fiscal year.
Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between a Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. This Committee held three meetings during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Fund’s subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Trust’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the Trust).
Investment Performance Committee B assists the Board in overseeing the significant investment policies of the Fund. The Adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance program of the Fund, the Adviser, the Subadviser, and certain of the Fund’s other service providers (the distributor and transfer agent). This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Trust’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory, sub-advisory and distribution agreements, this Committee and the Board receive and review information provided by the Adviser, the subadviser and the distributor relating to their operational capabilities, financial condition and resources.
The Nominating, Governance and Administration Committee, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
Independent Trustee Compensation
The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent calendar year.

Independent Trustee	Trust	John Hancock Fund Complex*
Carlin	$714	$186,000
Cunningham	$919	$217,123
Jackson	$725	$191,000
Charles L. Ladner**	$741	$235,000
Martin	$828	$225,120	***
McGill Peterson	$734	$193,321
Moore	$853	$229,000
Pruchansky	$1,059	$286,272
Russo	$812	$216,000

*	These Trustees oversee 46 series in John Hancock Fund Complex, which consists of 258 series overall. The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $244,010; Mr. Ladner was $79,030; Ms. McGill Peterson was $267,877; Dr. Moore was $310,767; Mr. Pruchansky was $378,700 and Mr. Martin was $69,885 under the Plan.

**	Mr. Ladner retired as a Trustee effective as of December 31, 2011.

***	Mr. Martin’s John Hancock Complex compensation includes $1,000 of fees contributed to the John Hancock Deferred Compensation Plan.

Trustee Ownership of Shares of the Fund
The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2011. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

Fund/Trustee	Carlin	Cunningham	Jackson	Martin	McGill Peterson
Greater China Opportunities Fund	A	A	A	A	B
John Hancock Fund Complex	E	E	E	E	E

Fund/Trustee	McHaffie	Moore	Pruchansky	Russo	Vrysen
Greater China Opportunities	A	C	B	A	C
John Hancock Fund Complex	E	E	E	E	E
SHAREHOLDERS OF THE FUND
As of January 31, 2012, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of the Fund. As of that date, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Fund.

			Record or
	Name and Address of Owners of More than 5% of	Percentage	Beneficial
Share Class	Shares	Owned	Ownership
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.35%	Record
A	AMERICAN ENTERPRISE INVESTMENT PO BOX 9446 MINNEAPOLIS MN 55440-9446	7.86%	Record
A	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.15%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23.86%	Record
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN:FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.62%	Record

			Record or
	Name and Address of Owners of More than 5% of	Percentage	Beneficial
Share Class	Shares	Owned	Ownership
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.63%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.41%	Record
C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.39%	Record
I	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	41.44%	Record
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	33.26%	Record
I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.49%	Record
INVESTMENT ADVISORY AND OTHER SERVICES
Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial based in Toronto, Canada. Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The Subadviser, John Hancock Asset Management (North America), is located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, and is an indirect wholly-owned subsidiary of Manulife Financial. Manulife Financial is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, including Manulife Asset Management Limited and Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife Financial. As of December 31, 2011, the Subadviser had $95.9 billion in assets under management. In addition, as of the same date, the Subadviser acts as the overall manager and adviser on a total of $74.0 billion of asset allocation funds.
The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser, which was approved by the Adviser as sole initial shareholder of the Fund on June 8, 2005. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Subadviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund’s operations except those which are delegated to a custodian, transfer agent or other agent.
The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Subadviser under which the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund’s portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities. The Sub-

Advisory Agreement was approved by the Adviser as sole initial shareholder of the Fund. In rendering investment advisory services, the Subadviser may use the portfolio management, research and other resources of MAMHK, an affiliate of the Subadviser. MAMHK is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MAMHK has entered into a Memorandum of Understanding (“MOU”) with the Subadviser pursuant to which MAMHK is considered a “participating affiliate” of the Subadviser as that term is used in relief granted by the staff of the SEC allowing U.S.-registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from MAMHK may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Subadviser.
Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.
The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund’s annual ordinary operating expenses fall below this limit.
The following table shows the advisory fees that the Fund incurred and paid to the Adviser for (i) the fiscal year ended October 31, 2009; (ii) the fiscal year ended October 31, 2010; and (iii) the fiscal year ended October 31, 2011.

			Year ended October 31, 2010			Year ended October 31, 2011
Year ended October 31, 2009			Gross			Gross
Gross Fees	Waivers	Net Fees	Fees	Waivers	Net Fees	Fees	Waivers	Net Fees
$1,105,250	$0	$1,105,250	$1,258,793	$52,252	$1,206,541	$1,074,011	$10,889	$1,063,122
Securities held by the Fund also may be held by other funds or investment advisory clients for which the Subadviser or its respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Subadviser for the Fund or for other funds or clients for which the Subadviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Subadviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.
The Sub-Advisory Agreement provides that the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Subadviser, except that the Subadviser shall be liable for and shall indemnify the Adviser and the Fund from any loss arising out of or based on (i) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or this SAI or any written policies, procedures, guidelines or instructions provided in writing to the Subadviser by the Trustees of the Fund or by the Adviser, (ii) the Subadviser’s causing the Fund to fail to satisfy the requirements for qualification as a regulated investment company under the Code or (iii) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Subadviser quarterly, in arrears, within 5 business days after the end of each month, a fee equal on an annual basis to 0.30% of the average daily NAV of the Fund.
The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Each of these agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.
Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. The following table shows the fees that the Fund incurred and paid to the Adviser for certain tax, accounting and legal services for (i) the fiscal year ended October 31, 2009; (ii) the fiscal year ended October 31, 2010; and (iii) the fiscal year ended October 31, 2011.

Fund	Accounting and Legal Service Fees
	Year Ended	Year Ended	Year Ended
	October 31, 2000	October 31, 2010	October 31, 2011
Greater China Opportunities Fund	$15,479	$20,754	$18,177

Adviser and Subadvisers — Other Business Relationships. A description of business relationships among the Adviser, the Subadvisers, John Hancock Investment Management Services, LLC (“JHIMS”),other John Hancock funds’ subadvisers and Manulife Financial’s affiliates is below:
Subadvisory Arrangements
Epoch Investment Partners, Inc. (“Epoch”), Fiduciary Management Associates, LLC (“FMA”), Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, John Hancock Asset Management a division of Manulife Asset Management (US) LLC,, Rainier Investment Management Inc. (“Rainier”), and Robeco Investment Management, Inc. (“Robeco”) serve as subadvisers to certain of the John Hancock retail funds. Each subadviser provides investment management services to its funds pursuant to subadvisory agreements with its investment adviser. Under the terms of each subadvisory agreement, the subadviser manages the investment and reinvestment of the assets of its relevant funds, subject to the supervision of the Board and a fund’s investment adviser. Each subadviser formulates a continuous investment program for each of its funds consistent with the fund’s investment objective and policies, as outlined in a fund’s prospectus. Each subadviser implements this program by purchases and sales of securities and regularly reports to its investment adviser and the Board with respect to the implementation of the program. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of its relevant funds.
FMA Business Arrangement. In connection with the reorganization of FMA Small Company Portfolio into John Hancock Small Company Fund, a JHF III fund, JHIMS and FMA have entered into an overall business arrangement under which FMA has agreed not to offer investment management services to certain other registered investment companies that have similar investment strategies to the Fund it manages for JHIMS for a certain period of time. JHIMS has agreed that under certain circumstances it (and not John Hancock Small Company Fund or JHF III) will pay to FMA specified amounts for a period of five years. In addition, as a further part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Small Company Fund or JHF III) will pay to FMA a specified amount if the FMA subadvisory agreement for John Hancock Small Company Fund is terminated within the five-year period. Neither JHF III nor either of John Hancock Small Company Fund or FMA Small Company Portfolio is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the FMA subadvisory agreement for as long as these arrangements remain in effect. In approving John Hancock Small Company Fund’s advisory and subadvisory agreements, the JHF III Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to FMA.
Rainier Business Arrangement. In connection with the reorganization of Rainier Large Cap Growth Equity Portfolio into John Hancock Rainier Growth Fund, a JHF III fund, Rainier and JHIMS have entered into an overall business arrangement under which Rainier has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS for a period of four years following the closing of the reorganization. As part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Rainier Growth Fund or JHF III) will pay to Rainier specified amounts for a certain period of time. As a further part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Rainier Growth Fund or JHF III) will pay to Rainier a specified amount if the Rainier subadvisory agreement for John Hancock Rainier Growth Fund is terminated within a four year period after the closing of the reorganization. Neither JHF III nor either of John Hancock Rainier Growth Fund or Rainier Large Cap Growth Equity Portfolio is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the Rainier subadvisory agreement for as long as these arrangements remain in effect. In approving the Fund’s advisory and subadvisory agreements, the JHF III Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Rainier.

Robeco Business Arrangement. In connection with the reorganization of Robeco Boston Partners Large Cap Value Fund into John Hancock Disciplined Value Fund, a JHF III fund, JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to another registered investment company, including funds of certain competitors of JHIMS that have similar investment strategies to those it manages for JHIMS for a certain period of time. As a further part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Disciplined Value Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the Fund is terminated within a three-year period after the closing of the reorganization. Neither JHF III nor either of John Hancock Disciplined Value Fund or Robeco Boston Partners Large Cap Value Fund is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreement for as long as these arrangements remain in effect. In approving the Fund’s advisory and subadvisory agreements, the JHF III Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.
In connection with the reorganization of Robeco Partners Mid Cap Value Fund to John Hancock Disciplined Value Mid Cap Fund, a JHF III fund, JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to another registered investment company of certain competitors of JHIMS that have similar investment strategies to those it manages for JHIMS for a certain period of time. As part of this arrangement, JHIMS has agreed that, in addition to the assets transferred from Robeco Partners Mid Cap Value Fund to John Hancock Disciplined Value Mid Cap Fund at the closing of the reorganization of the fund adoption, that John Hancock Disciplined Value Mid Cap Fund would have a specified amount of total assets under management within eighteen (18) months after the closing. As a further part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Disciplined Value Mid Cap Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the Fund is terminated within a three-year period after the closing of the reorganization. Neither JHF III nor either of John Hancock Disciplined Value Mid Cap Fund or Robeco Boston Partners Mid Cap Value Fund is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreement for as long as these arrangements remain in effect. In approving John Hancock Disciplined Value Mid Cap Fund’s advisory and subadvisory agreements, the JHF III Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.
Affiliated Subadvisers. The Adviser, JHIMS and the following subadvisers are controlled by Manulife Financial:
John Hancock Asset Management a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (collectively, “Affiliated Subadvisers”).
Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each Fund subadvised by an Affiliated Subadviser, Manulife Financial will benefit not only from the net advisory fee retained by the Adviser or JHIMS, as applicable, but also from the subadvisory fee paid by the Adviser or JHIMS, as applicable, to the Affiliated Subadviser. Consequently, Manulife may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Fund; and (ii) the allocation of the assets of funds of funds to underlying funds having Affiliated Subadvisers. However, both the Adviser and/or JHIMS, as applicable, in recommending to the Board the appointment or continued service of Affiliated Subadvisers and the Affiliated Subadvisers have a fiduciary duty to act in the best interests of the Fund and its shareholders. In addition, the Fund is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to the Fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Adviser or JHIMS, as applicable, and Manulife, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser’s proxy voting policies and procedures. The Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix B to this SAI.
It is possible that conflicts of interest could arise for a Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event the Subadviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadvisers proxy voting procedures. Such conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix B. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the Fund, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the Fund to vote the proxies. The Subadviser also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary) and (2) on the SEC’s website at http://www.sec.gov.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadviser, the Distributor and the Trust have adopted a code of ethics that restricts the trading activity of those personnel.
ADDITIONAL INFORMATION ABOUT THE FUND’S PORTFOLIO MANAGERS
Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which he has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed the Portfolio Manager
Ronald CC Chan, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two (2) accounts with total assets of approximately $56.9 million.

Kai Kong Chay, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two (2) accounts with total assets of approximately $56.9 million.

Terrace Pak Hing Chum, MBA, CFA, CAIA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Two (2) accounts with total assets of approximately $56.9 million.
The Adviser and Subadviser do not generally receive a fee based on the investment performance of the accounts reflected in the table above.
Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Subadviser has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.
Compensation of Portfolio Managers. The portfolio managers for the Subadviser receive a competitive compensation package that consists of a fixed base salary (set annually), a performance-based bonus and a Manulife Financial share ownership plan. With respect to the performance-based bonus, the pre-tax investment performance of all accounts managed by the investment professional over a one-year period considered. The pre-tax performance of each account is measured relative to an appropriate benchmark. In the case of the Fund, performance is measured against the Fund’s benchmark, the MSCI Golden Dragon Index. Other factors considered under the formula for calculating the performance-based bonus include the overall financial performance of the Subadviser’s parent company, Manulife Financial and the financial performance of the relevant division and business unit of Manulife Financial.
The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. The Subadviser seeks to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure helps to ensure that the portfolio managers do not incur undue risk in the portfolios they manage.
Share Ownership by Portfolio Managers. The following table indicates, as of October 31, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A - $0
B - $1 - $10,000
C - $10,001 - $50,000
D - $50,001 - $100,000
E - $100,001 - $500,000
F - $500,001 - $1,000,000
G - More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Terrace Pak Hing Chum, MBA, CFA, CAIA	A
Ronald CC Chan, CFA	A
Kai Kong Chay, CFA	A
Shares of the Fund are not offered in Hong Kong. As Hong Kong residents, Messrs. Chan, Chay and Chum do not own any shares of the Fund.
DISTRIBUTION CONTRACTS
The Fund has a Distribution Agreement with the Distributor. Under the agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, The Distributor and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis.
Underwriting Commissions
Set forth below is a table reflecting the total underwriting commissions (sales charges) for sales of each of the Fund’s share classes for the fiscal year ended October 31, 2009, the fiscal year October 31, 2010, and the fiscal year ended October 31, 2011.

		Total Underwriting
		Commissions, year ended	Total Underwriting Commissions,
Fund	Share Class	October 31, 2009	year ended October 31, 2010
Greater China Opportunities Fund	Class A	$159,711	$126,512
	Class B	$56,919	$87,024
	Class C	$3,707	$5,090

		Total Underwriting Commissions,
Fund	Share Class	year ended October 31, 2011
Greater China Opportunities Fund	Class A	$77,745
	Class B	$41,232
	Class C	$2,702
Affiliated Underwriting Transactions by the Subadviser. The Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participates. These procedures prohibit the Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

The Fund’s Trustees adopted Distribution Plans with respect to each class of shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund’s average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares.
The distribution fees will be used to reimburse the Distributor for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the Distributor) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.
In the event that the Distributor is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund.
For the fiscal year ended October 31, 2011, an aggregate of $1,202,810 of distribution expenses or 8.42% of the average net assets of the Class B shares of the Fund, were not reimbursed or recovered by the Distributor through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods. For the fiscal year ended October 31, 2011, an aggregate of $315,125 of distribution expenses or 2.05% of the average net assets of the Class C shares of the Fund, were not reimbursed or recovered by the Distributor through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods.
The Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans, by votes cast in person at meetings called for the purpose of voting on such Plans.
Pursuant to the Plans, at least quarterly, the Distributor provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.
The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; (b) by a vote of a majority of the Fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.
Class I and Class NAV shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I and Class NAV shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the Distributor by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by the Fund in proportion to its relative NAV.
During the fiscal year ended October 31, 2011, the following amounts were paid pursuant to the Fund’s Plans:

		Rule 12b-1 Payments for
Fund	Share Class	year ended October 31, 2011
Greater China Opportunities Fund	A	$216,619
	B	$156,368
	C	$164,075
During the fiscal year ended October 31, 2011, the Fund paid the Distributor the following amounts of expenses in connection with its services for the Fund.
Expense Items

		Printing and
		Mailing of			Interest,
		Prospectuses	Compensation	Expenses of	Carrying or
		to New	to	John Hancock	Other Finance
Shares	Advertising	Shareholders	Selling Firms	Funds	Charges
Class A	$1,177	$52	$104,435	$110,955	$-0-
Class B	$850	$38	$75,387	$80,094	$-0-
Class C	$892	$40	$79,103	$84,041	$-0-
SALES COMPENSATION
As part of their business strategies, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund’s shares. These firms typically pass along a portion of this compensation to your broker or financial representative.
The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the Rule 12b-1 fees that are paid out of the Fund’s assets and (2) sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the Prospectuses and under “Distribution Contracts”, “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class B and Class C shares” in this SAI. The portions of these expenses that are paid to Selling Firms are described in the First Year Broker or Other Selling Firm Compensation chart. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.
Initial compensation. Whenever an investor purchases Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Broker or Other Selling Firm Compensation chart. The Selling Firm also receives the first year’s 12b-1 service fee at this time.
Annual compensation. For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of a Fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net

(aged) assets. In certain cases, for Class A shares, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code that is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Fund are primarily sold through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which are paid by the Fund the Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Fund receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Fund’s shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.
As of December 31, 2011, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment:
1st Global Capital Corp.
Advisor Group-FSC Securities Corporation
Advisor Group-Royal Alliance Associates, Inc.
Advisor Group-Sagepoint Financial, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Banc of America/Merrill Lynch
Cambridge Investment Research
CCO Investment Services
Centaurus Financial, Inc.
Cetera-Financial Network Investment Corp
Cetera-Multi-Financial Securities Corporation
Cetera-PrimeVest Financial Services, Inc.
Charles Schwab
Commonwealth Financial Network
Crown Capital Securities L.P.
Cuso Financial Services
Fintegra LLC

First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management
H.D. Vest Investment Services, Inc.
Infinex Investments Inc.
ING Financial Partners, Inc.
Oppenheimer & Co., Inc.
Janney Montgomery Scott, LLC
John Hancock Financial Network
J.J.B. Hilliard. W.L. Lyons, Inc.
Key Investment Services
Lincoln Financial Network
MML Investor Services, Inc.
Money Concepts Capital Corp.
Morgan Stanley Smith Barney, LLC
NFP Securities, Inc.
NPH-Investment Centers of America
NPH-Invest Financial Corporation
NPH-National Planning Corp.
NPH-SII Investments, Inc.
ProEquities, Inc.
Raymond James and Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co.
Securities America Inc.
Stifel, Nicolaus, & Co, Inc.
The Investment Center, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services
Wells Fargo Advisors
John Hancock Funds also has arrangements with intermediaries that are not members of FINRA. Such firms also may receive revenue sharing payments.
Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. The Distributor hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.
The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Distributor may include financial assistance to firms that enable John Hancock funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, the Adviser or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the Fund.

First Year Broker or Other Selling Firm Compensation

	Investor pays			Total Selling
	sales charge	Selling Firm	Selling Firm	Firm
	(% of offering	receives	receives 12b-1	Compensation
	price) (1)	commission (2)	service fee (3)	(4) (5)
Class A investments
Up to $49,999	5.00%	4.01%	0.25%	4.25%
$50,000 - $99,999	4.50%	3.51%	0.25%	3.75%
$100,000 - $249,999	3.50%	2.61%	0.25%	2.85%
$250,000 - $499,999	2.50%	1.86%	0.25%	2.10%
$500,000 - $999,999	2.00%	1.36%	0.25%	1.60%

Investments of Class A shares of $1 million or more (6)

First $1M - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Investments of Class A shares by certain Retirement Plans (6)

First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments

All amounts	—	3.75%	0.25%	4.00%

Class C investments

All amounts	—	0.75%	0.25%	1.00%

Class I investments

All amounts	—	0.00%	0.00%	0.00	% (7)

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. the Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge.

(3)	For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a

John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7)	The Distributors may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.
CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.
NET ASSET VALUE
The NAV for each class of the Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’ net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.
Portfolio securities are valued by various methods that are generally described below. As noted in the Prospectuses, portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances.
For purposes of calculating the Fund’s NAVs, the following procedures are utilized wherever applicable.
     Equity Securities Traded on Stock Exchanges
Most equity securities that are traded on stock exchanges (including securities traded in both the over-the-counter (“OTC”) market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
     Securities Traded on the OTC Market
Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
     Debt Securities and Convertible Securities
Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities may also be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

     Short Term Debt Instruments
Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Open-End Investment Companies
Shares of other open-end investment companies are valued based on the NAVs of those investment companies.
     Securities Denominated in Foreign Currencies
The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.
     Options and Futures Contracts
Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.
Futures contracts are valued at the most recent settlement price.
     Limited Partnerships and Pooled Investment Vehicles
The value of the Fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of the Fund’s interest in the hedge fund will represent the amount that the Fund could reasonably expect to receive from a hedge fund or from a third party if the Fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Fund reasonably believes to be reliable. In determining fair value for investments in a hedge fund, the Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the hedge fund, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
     Non-Negotiable Security
A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
For purposes of calculating the Fund’s NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
INITIAL SALES CHARGE ON CLASS A SHARES
Shares of the Fund are offered at a price equal to their NAV plus a sales charge that, at the option of the purchaser, may be imposed either at the time of purchase (the “initial sales charge”) or on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”). The Board reserves the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by NYSE) when in the judgment of the Adviser such rejection is in the Fund’s best interest.
The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectuses. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV or all R shares classes of the John Hancock mutual funds owned by the investor (see “Combination” and “Accumulation Privileges” below).
In order to receive the reduced sales charge, the investor must notify his/her financial advisor and/or the financial advisor must notify John Hancock Signature Services, Inc., the Fund’s transfer agent (“Signature Services”), at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privileges” below). This includes investments held in an individual retirement account, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.
Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge (CDSC) to various individuals and institutions as follows:
•	A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, Subadviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with the Distributor providing specifically for the use of Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA.

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.

•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.

•	Terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, such participants and their

Immediate Family (as defined herein) subsequently establishing or rolling over assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA through John Hancock’s Retirement Income and Rollover Solutions (RIRS) Group, including subsequent investments into such IRAs.

•	Participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, such participants and their Immediate Family (as defined herein) subsequently establishing or rolling over assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA through the John Hancock RIRS Group, including subsequent investments into such IRAs.

•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and subsequent investments into such IRAs.

•	Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Code sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.
•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. (the “Princeton Retirement Group”) servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

•	Retirement plans investing through the PruSolutionssm program.

•	Participants in certain 529 Plans that have a signed agreement with the Distributor. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder’s fee was paid, a 1% CDSC will be imposed.
Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John

Hancock Fund account, without the assets ever leaving John Hancock funds , may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.
Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Code sections 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.
Reducing Your Class A Sales Charges
Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan; and (c) groups that qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege, however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R shares classes of all John Hancock funds already held by such person. However, Class A shares of the Money Market fund will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial advisor or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock funds.
Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Individual investors who are using the Fund as a funding medium for their retirement plan account, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual’s non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within ninety (90) days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.
The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES
Class B and Class C shares are purchased at NAV without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.
Contingent Deferred Sales Charge. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectuses as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices including all shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.
Example:
You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s NAV per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

• Proceeds of 50 shares redeemed at $12 per shares (50 x 12)	$600.00
• *Minus Appreciation ($12 - $10) x 100 shares	(200.00)
• Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)

• Amount subject to CDSC	$280.00

*	The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:
*	Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the minimum account value stated in the Prospectuses under “Dividends and account policies” — “Small accounts.”.

*	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

*	Redemptions made under the Reinstatement Privilege, as described in the Prospectuses under “Sales charge reductions and waivers.”

*	Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

*	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

*	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

*	Redemption of Class A shares by retirement plans that invested through the PruSolutionssm program.
For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code unless otherwise noted.
*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by the Distributor as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

*	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see matrix for some examples.

401 (a) Plan
(401 (k), MPP,
PSP) 457 &
	408 (SEPs &			IRA, IRA
Type of Distribution	Simple IRAs)	403 (b)	457	Rollover	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.
ELIGIBLE INVESTORS FOR CLASS NAV SHARES
Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and JHF III. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

SPECIAL REDEMPTIONS
Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.
The Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as the Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. Under a no-action letter issued by the SEC, however, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:
•	the distribution is effected through a pro rata distribution of the distributing Fund’s portfolio securities;

•	the distributed securities are valued in the same manner as they are in computing the Fund’s NAV;

•	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of the Fund.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.
Investors may exchange Class I shares for Class I shares of other John Hancock funds or Class A shares of the Money Market Fund. If an investor does so, any future exchanges out of the Money Market Fund Class A must be to another Class I fund.
Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

Provided a Fund’s eligibility requirements are met, an investor who purchases Class I shares of (the) a Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A shares or Class C shares also owned by the investor in the same fund to Class I shares of that Fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See “Additional Information Concerning Taxes” for information regarding taxation upon the redemption or exchange of shares of a Fund.
The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”
Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:
The investments will be drawn on or about the day of the month indicated.
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the order date of any investment.
Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the original CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.
A redemption or exchange of shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”
Retirement plans participating in Merrill Lynch’s or The Princeton Retirement Group Inc.’s servicing programs:
Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.
For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).
Section 403(b)(7) custodial accounts: Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to these Regulations:
1)	The Fund does not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The Fund does not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The Fund requires certain signed disclosure documentation in the event:
•	The shareholder established a John Hancock custodial 403(b)(7) account with the Fund prior to September 24, 2007; and

•	The shareholder directs the Fund on or after September 25, 2007 to exchange or transfer some or all of its John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Fund).
4)	Effective January 1, 2009, the Fund no longer accepts salary deferrals into 403(b)(7) accounts
In the event that the Fund does not receive the required documentation, and the shareholder nonetheless directs the Fund to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or the Distributor.
Certain accounts held on the Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with the fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in the fund’s prospectus and if you had held your shares of the fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.
DESCRIPTION OF THE FUND’S SHARES
The Board is responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Trustees also have authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class NAV.
The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.
Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that; (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares; subject to the conditions the Internal Revenue Service (the “IRS”) imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund’s assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, the Fund shall not be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
The Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for the shareholder’s protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.
Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts and estates.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A shares of the Fund are sold with a maximum initial sales charge of 5.00%. Classes B and C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Classes I and R1 shares of the Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of the Fund, using the Fund’s relevant NAV as of October 31, 2011.

	NAV and redemption
	price per Class A	Maximum sales charge	Maximum offering price
Fund	Share	(5.00% of offering price)	to public[1]
Greater China Opportunities Fund	$16.90	$0.89	$17.79
NAV, Offering Price and Redemption Price per Share

Fund	Class B2	Class C2	Class I	Class NAV
Greater China Opportunities Fund	$16.42	$16.41	$16.82	$17.07

[1]	NAV ÷ 95%. On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

[2]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

ADDITIONAL INFORMATION CONCERNING TAXES
The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to federal income tax on its taxable income (including net realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.
To qualify as a regulated investment company for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
To qualify as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) of (i) any one issuer, (ii) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses; or (iii) one or more qualified publicly traded partnerships.
If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
If the Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with the requirements for qualification as regulated investment companies.
In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund’s “investment company taxable income”, they will be taxable as ordinary income, unless such distributions are designated as “qualified dividend income,” in which event such designated dividends will be taxable at lower rates applying to long-term capital gain. If distributions are paid from the Fund’s “net capital gain” they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.
Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund’s assets at the close of any taxable year will consist of stocks or securities of foreign corporations, the Fund will be able to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.
If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund’s investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.
Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of the Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund’s distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.
The amount of the Fund’s net realized capital gains, if any, in any given year will vary depending upon the Subadviser’s current investment strategy and whether the Subadviser believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor’s purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder ordinarily will realize a taxable gain or loss depending upon the amount of the proceeds and the investor’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date such redemption or exchange, without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the Fund shares disposed of are replaced with other shares of the Fund, such as pursuant to automatic dividend reinvestments, within a period of 61 days beginning 30 days before and ending 30 days after the date on which the initial shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. To the extent such excess was retained and not exhausted by the carry forward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund’s taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain.
For federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.
As of October 31, 2011, the Fund has $974,763 of capital loss carryfoward available, to the extent provided by regulations, to offset future net realized capital gains. This carryfoward expires in 2017.
The Subadviser may choose to have the Fund sell portfolio securities or engage in options transactions in order to generate capital gain for purposes of utilizing the Fund’s capital loss carryforward before it expires. Although this strategy would reduce the Fund’s capital gain distributions, which could increase the after-tax return of an investment in the Fund by a taxable investor, the Fund’s investors in tax-deferred accounts would not obtain a similar benefit. Additionally, this strategy might cause the Fund to incur transaction costs in connection with such sales that the Fund would not otherwise incur.
For taxable years beginning on or before December 31, 2012, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2012.
If the Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the applicable calendar year.
If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.
Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.
The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such non-cash income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.
An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Fund will constitute investment income of the type subject to this tax.
The Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. All such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. For a shareholder that is a non-U.S. entity, a new withholding tax (known as FATCA) will be imposed on distributions paid after December 31, 2013, and on redemptions and proceeds from sales of Fund shares after December 31, 2014, unless such shareholder enters into an information sharing agreement with the Internal Revenue Service with respect to the shareholder’s direct and indirect U.S. owners. A non-U.S. entity must enter into such an agreement with the Internal Revenue Service by June 31, 2013 to insure that it will be identified as FATCA-compliant in sufficient time to allow withholding agents to refrain from withholding beginning on January 1, 2014. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it also will not be required to pay any Massachusetts income tax.
BROKERAGE ALLOCATION
Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Subadviser’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner that, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund’s trading practices and investments are reviewed periodically by the Subadviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Subadviser and quarterly by the officers of the Adviser and the Independent Trustees.
Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread.” Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.
The Fund’s primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund’s trades may be executed by dealers that also sell shares of John Hancock funds, however, the Subadviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Subadviser. The Subadviser has implemented policies and procedures (approved by the Board) reasonably designed to ensure that the Fund’s selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.
Regular Broker-Dealers. The table below presents information regarding the securities of the Fund’s regular broker-dealers (or parents of the regular broker-dealers) that were held by the Fund as of the fiscal year ended October 31, 2011. “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Fund	Broker-Dealer	($000s)
Greater China Opportunities Fund	None	None
Where research is available for cash payments, the Subadviser may pay for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Exchange Act, the Fund may pay to a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission that another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. “Commissions”, as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.
The term “brokerage and research service” includes research services received from broker-dealers that supplement the Subadviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services also may include the providing of electronic communication of trade information and, the providing of specialized consultations with the Subadviser’s personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.
The outside research assistance is useful to the Subadviser since the broker-dealers used by the Subadviser tend to follow a broader universe of securities and other matters than the Subadviser’s staff can follow. In addition, the research provides the Subadviser with a diverse perspective on financial markets. Research services provided to the Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Subadviser or its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Subadviser’s clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.
The Subadviser believes that the research services are beneficial in supplementing the Subadviser’s research and analysis and that they improve the quality of the Subadviser’s investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Subadviser. However, to the extent that the Subadviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.
Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Subadviser’s other clients.
In effecting portfolio transactions on behalf of the Fund and the Subadviser’s other clients, the Subadviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or “step-out,” a portion of the transaction to another broker-dealer. The broker-dealer to which the Subadviser “stepped-out” would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
While Subadviser will be primarily responsible for its allocation of the Fund’s brokerage business, the policies and practices of the Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Board.
For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid negotiated brokerage commissions of $486,529, 473,535 and $620,921, respectively.
Commission Recapture Program. The Board has approved the Fund participating in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a fund’s advisor and/or subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.
Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act of the Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.
The Adviser’s indirect parent, Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Adviser’s and the Subadviser’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (“JH Distributors”). Each of Signator and JH Distributors is considered an Affiliated Broker.

Allocation Among Subadviser Clients. Other investment advisory clients advised by the Subadviser also may invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Subadviser may average the transactions as to price and allocate the amount of available investments in a manner that the Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, IPOs), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C and Class I shares of the Fund.
Effective July 1, 2010, the fees paid to Signature Services are determined based on the cost to Signature Services’ of providing services to the Trust and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Service Cost includes (i) an allocable portion of John Hancock corporate overhead and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average daily NAVs.
Retail Share Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, Class C, Class ADV and Class T shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all Class A, B and C shares in the aggregate, without regard to fund or class. The Fund described in this SAI does not offer Class ADV or Class T shares.
Institutional Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class I and Class I2 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. The Fund described in this SAI does not offer Class I2 shares.
Retirement Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan. The Fund described in this SAI does not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares.
Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B and Class C shares. The Trust does not currently offer any municipal bond funds, and no such funds are described in this SAI.
In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative NAVs. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them or if the Trust continued to charge transfer agent fees based on the methodology in effect prior to July 1, 2010.
Prior to July 1, 2010, the Fund paid Signature Services monthly a fee that was based on an annual rate of $16.50 for each Class A, Class B, Class C and Class I shareholder account. The Fund also paid Signature Services monthly a fee that was based on an annual rate of 0.05% of average daily net assets attributable to each Fund for Class A, Class B, Class C, and Class I shares.
Prior to July 1, 2010, for shares held of record in omnibus or other group accounts where administration and other shareholder services were provided by the Selling Firm or group administrator, the Selling Firm or administrator will charged a service fee to the Fund. For such shareholders, Signature Services did not charge its account fee.
CUSTODY OF PORTFOLIO
Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust, on behalf of the Fund and State Street Bank & Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Fund for the fiscal year ended October 31, 2011, including the related financial highlights which appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PwC has offices at 125 High Street, Boston, Massachusetts 02110.
REPORTS TO SHAREHOLDERS
The financial statements of the Fund for the fiscal year ended October 31, 2011 are incorporated herein by reference from the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

LEGAL AND REGULATORY MATTERS
There are no legal proceedings to which the Trust, the Adviser or the Distributor is a party that are likely to have a material adverse effect on the Fund or the ability of either the Adviser or the Distributor to perform its contract with the Fund.
On June 25, 2007, the Adviser, the Distributor and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.
CODES OF ETHICS
The Trust, the Adviser, the Distributor and the Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S
Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
FITCH
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘B’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC:
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC:
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C:
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

-	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 ; Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 ; Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.
Dual Ratings
S&P assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B
PROXY VOTING SUMMARIES OF THE ADVISER, JOHN HANCOCK FUNDS AND THE SUBADVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
• The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
• Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
• The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.
• The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

THE DISTRIBUTOR
JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and NYSE Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s SAI (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and NYSE Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Variable Insurance Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Premium Dividend Fund (formerly, John Hancock Patriot Premium Dividend Fund II)	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
PROXY VOTING POLICY
Proxy Voting

INVESTMENT COMPLIANCE	DECEMBER 2010

Background
Policy objectives and scope
Manulife Asset Management (North America) Limited (“MAM (NA)”) manages money on behalf of, or provides investment advice to, many clients.
Arising out of these relationships, MAM (NA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.
A proxy is a shareholder’s right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company’s shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.
Guiding principles for policy
When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.
Policy
General Requirements
A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. Refer to “Proxy Committees” and “Proxy Services” below.
When voting proxies, the following standards apply:
•	Portfolio Managers will vote based on what they believe to be in the best interest of the client and in accordance with the client’s investment guidelines.

•	Each voting decision should be made independently. Portfolio Managers may enlist the services of reputable professionals and/or proxy evaluation services, such as RiskMetrics Group, Inc. (“RiskMetrics” ISS Governance Services (“ISS”), refer to “Proxy Services” below, whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with Portfolio Managers, or any Proxy Committee which may be formed to deal with voting matters from time to time, refer to “Proxy Committees” below.

•	Investment guidelines/contracts should outline how voting matters should be treated and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

•	The quality of a company’s management is a key consideration factor in the Portfolio Manager’s investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MAM (NA) will vote as recommended by a company’s management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
PROXY VOTING POLICY
•	As a general principle, voting should be consistent among portfolios having the same mandates subject to the client’s preferences and the Conflict Procedures set out below.
MAM (NA) will reasonably consider specific voting instruction requests made by clients
Proxy Services
Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MAM (NA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.
MAM (NA) has currently delegated certain duties to ISS Governance Services (“ISS”). ISS specializes in the areas of proxy voting and corporate governance and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS’s research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided by ISS on general policy issues or specific proxy proposals in accordance with any MAM (NA) proxy policies and procedures which may be in effect from time to time. Refer to “Proxy Committees” below.
MAM (NA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.
Proxy Committees
From time to time proxy voting issues arise generally or with respect to a specific vote. In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.
One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee’s deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. Refer to “Documentation Requirements and Client Notification Requirements” below.
Conflicts Procedures
MAM (NA) is required to monitor and resolve possible material conflicts (“Conflicts”) between the interests of MAM (NA) and the interests of clients who have instructed MAM (NA) to vote securities held in their portfolios. MAM (NA) is affiliated with both Manulife Financial Corporation (“MFC”) and The Manufacturers Life Insurance Company (“MLI”). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.
Anyone within MAM (NA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.
In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may

INVESTMENT COMPLIANCE	DECEMBER 2010

MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
PROXY VOTING POLICY
participate in the Committee’s deliberations, but shall not be entitled to vote as a member of the Committee.
The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.
Documentation Requirements
The Portfolio Manager retains or arranges to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio voting records for each portfolio that held the security. These should include all records required by applicable law from time to time, such as:
▪	proxy voting procedures and policies, and all amendments thereto;

▪	all proxy statements received regarding client securities;

▪	a record of all votes cast on behalf of clients;

▪	records of all client requests for proxy voting information;

▪	any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

▪	all records relating to communications with clients regarding conflicts of interest in voting; and

▪	any other material required by law to be kept from time to time.
Client Notification Requirements
MAM (NA) shall describe to clients, or provide a copy of its proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.

INVESTMENT COMPLIANCE	DECEMBER 2010

JOHN HANCOCK INVESTMENT TRUST III
PART C
OTHER INFORMATION

Item 28.	Exhibits.
99.(a)	Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a) to post-effective amendment no. 50 filed on March 17, 2005, accession number 0001010521-05-000100.

99.(a).1	Amendment of Section 5.11 and Establishment and Designation of Class A Shares, Class B Shares, Class C Shares and Class I Shares of Beneficial Interest of John Hancock Greater China Opportunities Fund dated March 8, 2005 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).1 to post-effective amendment no. 50 filed on March 17, 2005, accession number 0001010521-05-000100.

99.(a).2	Amendment effective July 1, 2005 to the Amended and Restated Declaration of Trust dated March 8, 2005 regarding change of address of principal place of business. — previously filed as exhibit 99.(a).2 to post-effective amendment no. 53 filed on February 27, 2007, accession number 0001010521-07-000205.

99.(a).3	Amendment of Section 5.11 and Abolition of John Hancock Large Cap Growth Fund dated June 7, 2005 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).2 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(a).4	Amendment of Section 5.11 and Establishment and Designation of Class NAV Shares of Beneficial Interest of John Hancock Greater China Opportunities Fund dated September 12, 2006 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).3 to post-effective amendment no. 52 filed on December 22, 2006, accession number 0001010521-06-000977.

99.(a).5	Amendment of Section 5.11 and Abolition of John Hancock International Fund and John Hancock Mid Cap Growth Fund dated June 5, 2007 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).5 to post-effective amendment no. 54 filed on February 27, 2008, accession number 0000950135-08-001257.

99.(a).6	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust dated March 8, 2005 regarding amendment and restatement of Section 8.4. — previously filed as exhibit 99.(a).6 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071489.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b) to post-effective amendment no. 50 filed on March 17, 2005, accession number 0001010521-05-000100.

Item 28.	Exhibits.
99.(b).1	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b).1 to post-effective amendment no. 55 filed on February 26, 2009, accession number 0000950135-09-001287.

99.(b).2	Amendment dated June 9, 2009 to the Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b).2 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071489.

99.(b).3	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 5, 2005. — previously filed as exhibit 99.(b).3 to post-effective amendment no. 58 filed on February 25, 2011, accession number 0000950123-11-018936.

99.(c)	Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d)	Investment Advisory Contracts. Investment Management Contract dated June 1, 2005 between Registrant and John Hancock Advisers, LLC (the “Adviser”) on behalf of John Hancock Greater China Opportunities Fund. — previously filed as exhibit 99.(d).2 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(d).1	Amendment dated October 1, 2009 to the Investment Management Contract dated June 1, 2005 between Registrant and the Adviser on behalf of John Hancock Greater China Opportunities Fund. — previously filed as exhibit 99.(d).1 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071489.

99.(d).2	Sub-Advisory Agreement Contract dated December 31, 2005 among Registrant, the Adviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (the “Subadviser”) on behalf of John Hancock Greater China Opportunities Fund. — previously filed as exhibit 99.(d).5 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(e)	Underwriting Contracts. Distribution Agreement dated November 13, 1996 between Registrant and John Hancock Funds, Inc. (renamed John Hancock Funds, LLC (the “Distributor”) — previously filed as exhibit 99.B6.1 to post-effective amendment no. 33 filed on February 27, 1997, accession number 0001010521-97-000227.

99.(e).1	Amendment dated June 1, 2005 to Distribution Agreement dated November 13, 1996 between Registrant and the Distributor on behalf of John Hancock Greater China Opportunities Fund. — previously filed as exhibit 99.(e).5 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(f)	Bonus or Profit Sharing Contracts. Not Applicable.

99.(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. — previously filed as exhibit 99.(g) to post-effective amendment no. 55 filed on February 26, 2009, accession number 0000950135-09-001287.

99.(h)	Other Material Contracts. Accounting and Legal Services Agreement dated January 1, 1996 between John Hancock Mutual Funds and the Adviser. — previously filed as exhibit 99.B9.1

Item 28.	Exhibits.
to post-effective amendment no. 30 filed on April 16, 1996, accession number 0001010521-96-000030.

99.(h).1	Amendment dated March 8, 2005 to Accounting and Legal Services Agreement dated January 1, 1996. — previously filed as exhibit 99.(h).5 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(h).2	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2011 between John Hancock Mutual Funds advised by the Adviser and John Hancock Signature Services, Inc. — FILED HEREIWTH.

99.(h).3	Amendment dated December 6, 2011 to the Transfer Agency and Service Agreement dated July 1, 2011. — FILED HEREWITH.

99.(h).4	Form of Expense Limitation Agreement between the Registrant and the Adviser. — FILED HEREWITH.

99.(h).5	Chief Compliance Officer Services Agreement dated March 10, 2009 by and among the Registrant, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC and the Registrant’s Chief Compliance Officer. — previously filed as exhibit 99.(h).5 to post-effective amendment no. 58 filed on February 25, 2011, accession number 0000950123-11-018936.

99.(i)	Legal Opinion. — previously filed as exhibit 99.(i) to post-effective amendment no. 54 filed on February 27, 2008, accession number 0000950135-08-001257.

99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP — FILED HEREWITH.

99.(k)	Omitted Financial Statements. Not Applicable.

99.(l)	Initial Capital Agreements. Not Applicable.

99.(m).	Rule 12b-1 Plan. Class A, B and C Distribution Plans dated June 1, 2005 between Registrant and the Distributor on behalf of John Hancock Greater China Opportunities Fund. — previously filed as exhibit 99.(m).4 to post-effective amendment no. 51 filed on March 1, 2006, accession number 0001010521-06-000154.

99.(m).1	Class R2 Distribution Plan dated December 6, 2011 between Registrant and the Distributor relating to Greater China Opportunities Fund. — FILED HEREWITH.

9.(m).2	Class R2 Service Plan dated December 6, 2011 between Registrant and the Distributor relating to Greater China Opportunities Fund. — FILED HEREWITH.

99.(m).3	Form of Rule 12b-1 Fee Waiver Letter Agreement between the Registrant and the Distributor — FILED HEREWITH.

99.(n)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011 for John Hancock Mutual Funds advised by the Adviser. — FILED HEREWITH.

Item 28.	Exhibits.
99.(o)	Not Applicable.

99.(p)	Code of Ethics: Code of Ethics dated January 1, 2008 as revised January 1, 2011 of the Adviser, John Hancock Investment Management Services, LLC, the Distributor, John Hancock Funds, LLC and each John Hancock open-end and closed-end fund. — previously filed as exhibit 99.(p). to post-effective amendment no. 58 filed on February 25, 2011, accession number 0000950123-11-018936.

99.(p).1	Code of Ethics dated May 1, 2005, as revised December 2010, for the Subadviser — FILED HEREWITH.

99.(q)	Power of Attorney dated December 6, 2011. — FILED HEREWITH.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
     John Hancock Advisers, LLC is the Adviser to the Registrant. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification.
Indemnification provisions relating to Registrant’s Trustees, officers, employees and agents are set forth in Article IV of Registrant’s Declaration of Trust included as Exhibit (a) herein.
Under Section 12 of the Distribution Agreement, the Distributor has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.
Section 9(a) of the By-Laws of John Hancock Life Insurance Company (U.S.A.) (“the Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.
Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (“the Adviser”) provide as follows:
“Section 5.06. Indemnity and Exculpation.”

(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.
(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.
(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.
(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.
(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.
(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.
Item 31. Business and Other Connections of Investment Advisers.
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) John Hancock Funds, LLC acts as principal underwriter for Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Municipal Securities Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series and John Hancock Tax-Exempt Series Fund.
(b) The following table presents certain information with respect to each director and officer of the Distributor. The principal business address of each director or officer is 601 Congress Street, Boston, Massachusetts 02110.

POSITIONS AND
	POSTIONS AND OFFICES WITH	OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
Hugh McHaffie	Director, Chairman	Trustee

Keith F. Hartstein	Director, President and Chief Executive Officer	President and Chief Executive Officer

John G. Vrysen	Director, Executive Vice President and Chief Operating Officer	Trustee

Michael Mahoney	Chief Compliance Officer	None

Peter Levitt	Treasurer	None

John J. Danello	Senior Vice President, Chief Legal Counsel	Vice President, Law

Thomas M. Kinzler	Secretary	Secretary and Chief Legal Officer

Declan O’Beirne	Chief Financial Officer	None

Andrew G. Arnott	Executive Vice President	Senior Vice President and Chief Operating Officer

POSITIONS AND
	POSTIONS AND OFFICES WITH	OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
Jeff Duckworth	Senior Vice President	None

Carey Hoch	Senior Vice President	None

Jeffrey H. Long	Vice President, Finance	None

Krishna Ramdial	Vice President, Treasury	None
(c) None.
Item 33. Location of Accounts and Records.
All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Adviser”), 601 Congress Street, Boston, Massachusetts, 02210 and the Subadviser at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and the Subadviser.
Item 34. Management Services.
Not Applicable.
Item 35. Undertakings.
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 28th day of February 2012.
JOHN HANCOCK INVESTMENT TRUST III

By:	/s/Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Keith F. Hartstein	President and	February 28, 2012
Keith F. Hartstein	Chief Executive Officer

/s/Charles A. Rizzo	Chief Financial Officer	February 28, 2012
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/James F. Carlin* James F. Carlin	Trustee	February 28, 2012

/s/William H. Cunningham* William H. Cunningham	Trustee	February 28, 2012

/s/Deborah C. Jackson*	Trustee	February 28, 2012
Deborah C. Jackson

/s/Stanley Martin* Stanley Martin	Trustee	February 28, 2012

/s/Patti McGill Peterson* Patti McGill Peterson	Trustee	February 28, 2012

/s/ Hugh McHaffie* Hugh McHaffie	Trustee	February 28, 2012

/s/John A. Moore* John A. Moore	Trustee	February 28, 2012

/s/Steven R. Pruchansky* Steven R. Pruchansky	Trustee	February 28, 2012

/s/Gregory A. Russo* Gregory A. Russo	Trustee	February 28, 2012

/s/John G. Vrysen* John G. Vrysen	Trustee	February 28, 2012

*	By: Power of Attorney

By:	/s/Nicholas J. Kolokithas	February 28, 2012

Nicholas J. Kolokithas
Attorney-in-Fact

*	Pursuant to Power of Attorney filed herewith

Exhibit Index

99.(h).2	Amended and Restated Transfer Agency Agreement dated July 1, 2011.

99.(h).3	Amendment dated December 6, 2011 to the Transfer Agency and Service Agreement.

99.(h).4	Form of Expense Limitation Agreement.

99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

99.(m).1	Class R2 Distribution Plan dated December 6, 2011.

99.(m).2	Class R2 Service Plan dated December 6, 2011.

99.(m).3	Form of Rule 12b-1 Fee Waiver Letter Agreement.

99.(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011.

99,(p).1	Code of Ethics dated May 17, 2005 as revised December 2010 for the Subadviser.

99.(q)	Power of Attorney dated December 6, 2011.